GOLDMAN SACHS TRUST (the “Trust”)

Goldman Sachs Municipal Fixed Income Funds

Class A, Class B, Class C and Institutional Shares of

Goldman Sachs High Yield Municipal Fund

Supplement dated January 23, 2007 to the

Prospectuses dated February 28, 2006

Effective January 23, 2007, the paragraph entitled “Borrowings and Reverse Repurchase Agreements” in the “Appendix A — Additional Information on Portfolio Risk, Securities and Techniques — C. Portfolio Securities and Techniques” section of the Prospectuses is deleted and replaced with the following:

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreements to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

HYMFSISTCK 1-07
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